File Nos. 2-99810
                                                    and 811-4391
                                                    Rule 497(e) under
                                                    the Securities
                                                    Act of 1933


                              THE PBHG FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 1, 1996

                     TO THE PROSPECTUS DATED MAY 1, 1996 AND
                          SUPPLEMENTED ON JULY 1, 1996

     This Supplement updates certain information contained in the above-dated Prospectus of The PBHG Funds, Inc. (the "Fund"). You should retain both the Supplement and Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

     The following information is inserted after the last paragraph on the cover page of the Prospectus:

     As of the date of this Supplement to the Prospectus, all classes of shares of the PBHG Select Equity Fund (the "Portfolio") are closed to new investors, other than plans that are qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). The PBHG Class shares of this Portfolio will remain open to existing shareholders of the Portfolio and to Qualified Plans. Existing PBHG Class shareholders of the Portfolio may continue to make subsequent investments in the Portfolio and may also open additional accounts in the Portfolio, provided any new account is registered in the same name or has the same social security or taxpayer identification number as the existing shareholder's account. The decision to close the Portfolio to new investors does not affect the status of any other Portfolio or class of shares of The PBHG Funds, Inc.